                                                             EXHIBIT (8)(ll)(ii)

                               AMENDMENT NO. 1 TO
                             PARTICIPATION AGREEMENT

American General Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated April 30, 2003, by doing the following:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment No. 1 be effective as of January 15, 2004.

AMERICAN GENERAL LIFE INSURANCE COMPANY


By:
      ---------------------------------
Name:
      ---------------------------------
Title:
      ---------------------------------


VARIABLE INSURANCE PRODUCTS FUND III


By:
      ---------------------------------
      Maria Dwyer
      Treasurer


FIDELITY DISTRIBUTORS CORPORATION


By:
      ---------------------------------
      Mike Kellogg
      Executive Vice President

                                   Schedule A
                                   ----------
                   Separate Accounts and Associated Contracts
                   ------------------------------------------
                            (As of January 15, 2004)
                            ------------------------

Name of Separate Account and                   Policy Form Numbers of Contracts
Date Established by Board of Directors         Funded By Separate Account
--------------------------------------         --------------------------

American General Life Insurance Company        99031
Separate Account VL-R (May 6, 1997)            97600
                                               97610
                                               00600
                                               99206
                                               01206
                                               02600
                                               03601

American General Life Insurance Company        98075
Separate Account VL-U LIS (October 19, 1998)   98070

American General Life Insurance Company        03017
Separate Account D (November 13, 1973)